UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                               FORM 8-K/A

                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  June 21, 2002
                                                         (May 1, 2002)

                           PR SPECIALISTS, INC.
..............................................................................
            (Exact name of registrant as specified in its charter)


         Delaware                   333-34686               95-4792965
..............................................................................
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)


         335 South State Road 7, Margate, Florida              33068
..............................................................................
        (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (954) 944-0454
..............................................................................
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

 	As reported on its current report on Form 8-K filed May 6, 2002, on May 1, 2002, PR Specialists, Inc. completed the acquisition of 100% of the issued and outstanding shares of Servitrust Corp.

	Pursuant to Item 7(a)(4) of Form 8-K, this Form 8-K/A amends the current report on Form 8-K filed May 6, 2002 to include (1)
Servitrust Corp.'s financial statements as required by Item 7(a) of Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information And
        Exhibits.

(a) 	Financial statements of businesses acquired.

	The audited Financial Statements of Servitrust Corp. for the period from December 21, 2001 (inception) through April 30, 2002 are filed as part of this Current Report on Form 8-K/A.

(b) 	Pro forma financial information.

        Not Applicable.

(c) 	Exhibits.

	The following exhibits were filed as part of the Current Report of Form 8-K filed with the Commission on May 1, 2002 and are incorporated herein by reference:

2.1 	Agreement and Plan of Share Exchange
2.2	Contract Extension to Agreement and Plan of Share Exchange
99.1	Option Agreement - Bryan Eggers
99.2	Option Agreement - Joel Arberman


                              SIGNATURES

	Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PR Specialists, Inc.


By:__/s/Lawrence Ruden__________
   Lawrence Ruden,
   Chief Operating Officer

Dated June 21, 2002

                               SERVITRUST CORP.
                         (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                              FOR THE PERIOD FROM
                         DECEMBER 21, 2001 (INCEPTION)
                             THROUGH APRIL 30, 2002

                               SERVITRUST CORP.
                       (A DEVELOPMENT STAGE COMPANY)



                                  CONTENTS
                                  --------

PAGE	1	INDEPENDENT AUDITORS' REPORT

PAGE	2	BALANCE SHEET AS OF APRIL 30, 2002

PAGE	3	STATEMENT OF OPERATIONS FOR THE PERIOD FROM DECEMBER
                21, 2001 (INCEPTION) THROUGH APRIL 30, 2002

PAGE	4	STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY FOR THE
                PERIOD FROM DECEMBER 21, 2001 (INCEPTION) THROUGH APRIL
                30, 2002

PAGE	5	STATEMENT OF CASH FLOWS FOR THE PERIOD FROM DECEMBER
                21, 2001 (INCEPTION) THROUGH APRIL 30, 2002

PAGES	6 - 9	NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2002

                      INDEPENDENT AUDITORS' REPORT
                      ----------------------------


To the Board of Directors of:
Servitrust Corp.

We have audited the accompanying balance sheet of Servitrust Corp. (a development stage company) as of April 30, 2002 and the related statements of operations, changes in stockholders' equity and cash flows for the period from December 21, 2001 (inception) through
April 30, 2002.   These financial statements are the responsibility of
the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Servitrust Corp. (a development stage company) as of April 30, 2002, and the results of its operations and its cash flows for the period from December 21, 2001 (inception) to April 30, 2002 in conformity with accounting principles generally accepted in the United States of America.


WEINBERG & COMPANY, P.A.


/s/Weinberg & Company, P.A.


Boca Raton, Florida
June 4, 2002

                            SERVITRUST CORP.
                     (A DEVELOPMENT STAGE COMPANY)
                              BALANCE SHEET
                          AS OF APRIL 30, 2002
                          --------------------


                                  ASSETS
                                  ------
CURRENT ASSETS
  Cash                                                      $   267,767
  Subscriptions receivable                                          827
  Prepaid expenses                                               10,063
                                                            -----------
    Total Current Assets                                        278,657

PROPERTY AND EQUIPMENT                                          144,000

DEPOSITS                                                         10,000
                                                            -----------

TOTAL ASSETS                                                $   432,657
------------                                                ===========

                    LIABILITIES AND STOCKHOLDERS' EQUITY
                    ------------------------------------

CURRENT LIABILITIES
  Accounts payable and accrued liabilities                  $   132,552
                                                            -----------

TOTAL LIABILITIES                                               132,552
-----------------                                           -----------

STOCKHOLDERS' EQUITY
  Common stock, $1.00 par value, 1,000 shares
    authorized,1,000 issued and outstanding                       1,000
  Additional paid-in capital                                    344,827
  Deficit accumulated during development stage                  (45,722)
                                                            -----------
    Total Stockholders' Equity                                  300,105
                                                            -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $   432,657
------------------------------------------                  ===========






              See accompanying notes to financial statements

                               SERVITRUST CORP.
                        (A DEVELOPMENT STAGE COMPANY)
                           STATEMENT OF OPERATIONS
              FOR THE PERIOD FROM DECEMBER 21, 2001 (INCEPTION)
                            THROUGH APRIL 30, 2002
                            ----------------------

REVENUES                                                    $       -
                                                            -----------

EXPENSES
  Insurance                                                       2,190
  Salaries                                                        1,800
  Professional fees                                              35,300
  Telephone                                                       1,171
  Office expense                                                  2,631
  Other                                                           2,630
                                                            -----------
     Total Expenses                                              45,722
                                                            -----------

NET LOSS                                                    $   (45,722)
                                                            ===========







              See accompanying notes to financial statements

                               SERVITRUST CORP.
                        (A DEVELOPMENT STAGE COMPANY)
                 STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
              FOR THE PERIOD FROM DECEMBER 21, 2001 (INCEPTION)
                            THROUGH APRIL 30, 2002
                            ----------------------

                                                                              Deficit
                                                                            Accumulated
                                                              Additional      During
                                           Common Stock        Paid-In      Development
                                        Shares      Amount     Capital         Stage        Total
                                        ------      -------   ----------    -----------   ----------
Issuance of founders' stock                827      $   827   $    -        $     -       $      827

Issuance of common stock for cash          173          173      344,827          -          345,000

Net loss, from December 21, 2001
  (inception) through April 30, 2002        -           -           -          (45,722)      (45,722)
                                        ------      -------   ----------    ----------    ----------
BALANCE, APRIL 30, 2002                  1,000      $ 1,000   $  344,827    $  (45,722)   $  300,105
                                        ======      =======   ==========    ==========    ==========








              See accompanying notes to financial statements

                               SERVITRUST CORP.
                        (A DEVELOPMENT STAGE COMPANY)
                           STATEMENT OF CASH FLOWS
              FOR THE PERIOD FROM DECEMBER 21, 2001 (INCEPTION)
                            THROUGH APRIL 30, 2002
                            ----------------------



CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                    $   (45,722)
Adjustments to reconcile net loss to net
  cash provided by operating activities:
    Increase in prepaid expenses                                (20,063)
    Increase in accounts payable and
      accrued liabilities                                       132,552
                                                            -----------
      Net Cash Provided By Operating Activities                  66,767
                                                            -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisition of property and equipment                        (144,000)
                                                            -----------
      Net Cash Used In Investing Activities                    (144,000)
                                                            -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from issuance of common stock                        345,000
                                                            -----------
      Net Cash Provided By Financing Activities                 345,000
                                                            -----------

NET INCREASE IN CASH                                            267,767

CASH - BEGINNING OF PERIOD                                         -
                                                            -----------
CASH - END OF PERIOD                                        $   267,767
--------------------                                        ===========


SUPPLEMENTAL DISCLOSURES OF NON-CASH
FINANCING ACTIVITIES:
=====================================

The Company issued common stock in exchange for subscriptions receivable of $827.





              See accompanying notes to financial statements

                               SERVITRUST CORP.
                        (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO FINANCIAL STATEMENTS
                             AS OF APRIL 30, 2002
                             --------------------


NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
------  ------------------------------------------

(A) Organization and Business Operations
----------------------------------------

Servitrust Corp. (a development stage company) (the "Company") was incorporated in the State of Florida on December 21, 2001 and was formed for the purpose of creating a web-based fulfillment-servicing enterprise to provide communications, marketing, CRM services, collections as well as high level inbound and outbound call center capabilities to financial institutions and the business industry throughout the world.

As revenues from planned operations have not yet been generated, the Company is considered to be in the development stage and the accompanying financial statements represent those of a development stage enterprise. As of April 30, 2002, all activity to date is related to the Company's formation and proposed fundraising.

(B) Concentration of Credit Risk
--------------------------------

The Company may, from time to time, maintain cash balances at financial institutions in excess of federally insured limits.

(C) Property and Equipment
--------------------------

Property and equipment are recorded at cost. Expenditures for major betterments and additions are charged to the asset accounts while replacements and maintenance and repairs, which do not improve or extend the lives of the respective assets are charged to expense currently.

(D) Depreciation
----------------

Depreciation for property and equipment is computed on the straight-line method over five years, the estimated useful lives of the assets. At April 30, 2002, the Company had not recorded any depreciation expense on property and equipment since it had not been placed in service.

(E) Income Taxes
----------------

The Company accounts for income taxes according to Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes". Under the liability method specified by SFAS No. 109, deferred income taxes are recognized for the future tax consequences of temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities.

                       SERVITRUST CORP.
                (A DEVELOPMENT STAGE COMPANY)
                NOTES TO FINANCIAL STATEMENTS
                     AS OF APRIL 30, 2002
                     --------------------


(F) Use of Estimates in the Preparation of Financial Statements
---------------------------------------------------------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) New Accounting Pronouncements
---------------------------------

The Financial Accounting Standards Board has recently issued several new Statements of Financial Accounting Standards.

Statement No. 141, "Business Combinations" supersedes APB Opinion 16 and various related pronouncements. Pursuant to the new guidance in Statement No. 141, all business combinations must be accounted for under the purchase method of accounting; the pooling-of-interests method is no longer permitted. SFAS 141 also establishes new rules concerning the recognition of goodwill and other intangible assets arising in a purchase business combination and requires disclosure of more information concerning a business combination in the period in which it is completed. This statement is generally effective for business combinations initiated on or after July 1, 2001.

Statement No. 142, "Goodwill and Other Intangible Assets" supercedes APB Opinion 17 and related interpretations. Statement No. 142 establishes new rules on accounting for the acquisition of intangible assets not acquired in a business combination and the manner in which goodwill and all other intangibles should be accounted for subsequent to their initial recognition in a business combination accounted for under SFAS No. 141. Under SFAS No. 142, intangible assets should be recorded at fair value. Intangible assets with finite useful lives should be amortized over such period and those with indefinite lives should not be amortized.
All intangible assets being amortized as well as those that are not, are both subject to review for potential impairment under SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS No. 142 also requires that goodwill arising in a business combination should not be amortized but is subject to impairment testing at the reporting unit level to which the goodwill was assigned to at the date of the business combination.

SFAS No. 142 is effective for fiscal years beginning after December 15, 2001 and must be applied as of the beginning of such year to all goodwill and other intangible assets that have already been recorded in the balance sheet as of the first day in which SFAS No. 142 is initially applied, regardless of when such assets were acquired. Goodwill acquired in a business combination whose acquisition date is on or after July 1, 2001, should not be amortized, but should be reviewed for impairment pursuant to SFAS No. 121, even though SFAS No. 142 has not yet been adopted.

                       SERVITRUST CORP.
                (A DEVELOPMENT STAGE COMPANY)
                NOTES TO FINANCIAL STATEMENTS
                     AS OF APRIL 30, 2002
                     --------------------


However, previously acquired goodwill should continue to be amortized until SFAS No. 142 is first adopted.

Statement No. 143 "Accounting for Asset Retirement Obligations" establishes standards for the initial measurement and subsequent accounting for obligations associated with the sale, abandonment, or other type of disposal of long-lived tangible assets arising from the acquisition, construction, or development and/or normal operation of such assets. SFAS No. 143 is effective for fiscal years beginning after June 15, 2002, with earlier application encouraged.

The adoption of these pronouncements will not have a material effect on the Company's financial position or results of operations.

NOTE 2	COMMITMENTS
------  -----------

Commencing in May 2002, the Company leases office facilities under a one-year non-cancelable operating lease. The lease for office facilities requires payment of base rent plus additional operating costs. The approximate future minimum lease payments under the non-cancelable operating lease as of April 30, 2002 is $97,944.

The Company did not move into its offices until May 2002, and accordingly, no rent expense was recorded from December 21, 2001
(inception) through April 30, 2002.

NOTE 3	INCOME TAXES
------  ------------

As of April 30, 2002, the Company had a deferred tax asset of approximately $16,000 resulting from net operating losses of approximately $45,000 incurred during the development stage. The deferred tax asset is offset entirely by a valuation allowance. The net operating loss will expire in 2022.

Deferred tax assets are reduced by a valuation allowance if, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Management's valuation procedures consider projected utilization of deferred tax assets prospectively over the next several years, and continually evaluate new circumstances surrounding the future realization of such assets.

NOTE 4	EMPLOYMENT AGREEMENTS
------  ---------------------

Effective May 1, 2002, the Company has executed employment contracts with its key officers for a term of one year, at an aggregate annual rate of compensation of $54,000.

                       SERVITRUST CORP.
                (A DEVELOPMENT STAGE COMPANY)
                NOTES TO FINANCIAL STATEMENTS
                     AS OF APRIL 30, 2002
                     --------------------


NOTE 5	COMMON STOCK
------  ------------

The Company issued 1,000 shares of common stock through April 30, 2002, of which, 827 shares were issued to founders for a subscription receivable of $827 that was received in May 2002, and 173 shares were issued for cash amounting to $345,000 in a private placement under Rule 501(D) of the Securities Act of 1933.

NOTE 6	SUBSEQUENT EVENTS
------  -----------------

(A) Acquisition and Recapitalization
------------------------------------

Under a share exchange agreement (the "Agreement") entered into on May 1, 2002, PR Specialists, Inc. ("PR"), a reporting public company with no operations at that time, acquired 100% of the issued and outstanding common stock of the Company in exchange for 10,000,000 shares of commons stock of PR. Immediately after the acquisition, there were 15,573,000 shares of PR outstanding. As a result of the exchange, the Company became a wholly owned subsidiary of PR and the shareholders of the Company became shareholders of 64% of PR. Generally accepted accounting principles in the United States of America require that the Company whose shareholders retain a majority interest in a business combination be treated as the acquirer for accounting purposes. As a result, the exchange was treated as a recapitalization of the Company.

Concurrent with the share exchange agreement, certain stockholders of the Company purchased options from certain PR stockholders to acquire up to 4,350,000 shares of PR Specialists, Inc.'s common stock for $0.10 per share.

(B) Acquisition of Property and Equipment
-----------------------------------------

On May 20, 2002, the Company entered into an agreement with an unrelated third party to purchase computer equipment in the amount of $22,000. Upon signing of the agreement, the Company paid $3,000 towards the purchase of the equipment. The agreement calls for monthly payments in the amount of $1,350 through May 2003 and $3,840 due upon installation of the equipment.